SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 7, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2000-3)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2000-3. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2000-3 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2000-3 REMIC Pass-Through Certificates.

      On September 28, 2000, CMSI is to transfer to the Trustee Mortgage Loans
(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before September 1, 2000) as of September 1, 2000 of $118,913,836. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Mortgage Loans as of September 1, 2000 was 330. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of September 1, 2000 was 7.766%. The weighted average remaining term to stated maturity of the Mortgage Loans as of September 1, 2000 was 352.65 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to April 1, 1998 or after September 1, 2000. The weighted average original term to stated maturity of the Mortgage Loans as of September 1, 2000 was 359.70 months.

      None of the Mortgage Loans has a scheduled maturity later than September 1, 2030. Each Mortgage Loan has an original principal balance of not less than $200,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $14,351,976 as of September 1, 2000 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of September 1, 2000 was 76.5%. No more than $2,005,614 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. All of the Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").


-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

      At least 55% (2) of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 45% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. None of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 3;

      2.    such loans have an aggregate Adjusted Balance of $1,621,752;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 80%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 100%.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 7.000%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.000%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $10,838,168 and $108,075,667, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.757% and 7.867%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 345.87 months and 353.33 months, respectively.


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2   Such Percentages are expressed as a percentage of the aggregate Adjusted
    Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      The following tables set forth information regarding the Mortgage Loans as of September 1, 2000.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

1998                                  5                           $1,874,690

1999                                144                          $51,096,520

2000                                181                          $65,942,626


Total                               330                         $118,913,836
                                    ===                         ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     312                         $113,158,869

Townhouses                            4                           $1,385,586

Condominium Units (one to four       11                           $3,407,207
stories high)

Condominium Units (over four          1                             $289,165
stories high)

Cooperative Units                     2                             $673,008


Total                               330                         $118,913,836
                                    ===                         ============

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            330                         $118,913,836


Total                               330                         $118,913,836
                                    ===                         ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$199,999 and Under                    1                             $199,458

$200,000 through $249,999             1                             $203,347

$250,000 through $299,999           112                          $31,128,038

$300,000 through $349,999            87                          $28,242,782

$350,000 through $399,999            50                          $18,775,154

$400,000 through $449,999            31                          $13,242,625

$450,000 through $499,999            19                           $8,991,390

$500,000 through $549,999             7                           $3,665,874

$550,000 through $599,999             9                           $5,188,566

$600,000 through $649,999             3                           $1,896,881

$650,000 through $699,999             7                           $4,755,717

$700,000 through $749,999             1                             $740,954

$750,000 through $799,999             0                                   $0

$800,000 through $849,999             0                                   $0

$850,000 through $899,999             1                             $888,475

$900,000 through $949,999             0                                   $0

$950,000 and Over                     1                             $994,574


Total                               330                         $118,913,836
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.000%                                1                             $371,340

6.010% - 6.500%                       5                           $1,747,944

6.510% - 7.000%                      18                           $7,380,579

7.010% - 7.500%                      61                          $21,622,450

7.510% - 8.000%                     170                          $62,049,993

8.010% - 8.500%                      65                          $22,202,718

8.510% - 9.000%                      10                           $3,538,811


Total                               330                         $118,913,836
                                    ===                         ============



                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                     37                         $14,444,425

65.001% - 75.000%                    50                         $18,829,473

75.001% - 80.000%                   198                         $71,287,962

80.001% - 85.000%                     5                          $1,686,070

85.001% - 90.000%                    30                          $9,836,691

90.001% - 95.000%                    10                          $2,829,215


Total                               330                         $118,913,836
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Arizona                               6                           $2,132,925
California                           40                          $14,673,913
Colorado                             12                           $4,514,524
Connecticut                          21                           $8,249,476
Delaware                              2                             $774,575
Florida                               9                           $3,158,547
Georgia                               6                           $2,038,118
Illinois                             14                           $4,177,467
Indiana                              15                           $5,178,527
Iowa                                  1                             $337,599
Kansas                                1                             $298,382
Louisiana                             4                           $1,267,270
Maryland                              8                           $2,749,645
Massachusetts                        13                           $4,630,374
Michigan                             16                           $5,416,155
Minnesota                             3                           $1,025,535
Missouri                              2                             $593,921
Nevada                                1                             $324,605
New Hampshire                         3                           $1,007,175
New Jersey                           49                          $17,918,686
New York                             13                           $4,408,610
North Carolina                        5                           $1,902,506
Ohio                                  5                           $1,550,060
Pennsylvania                         26                           $9,477,586
Tennessee                             2                             $670,069
Texas                                34                          $12,951,471
Virginia                             12                           $4,752,008
Washington                            6                           $2,478,063
Wisconsin                             1                             $256,045


Total                               330                         $118,913,836
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: September 7, 2000